As filed with the Securities and Exchange Commission on September 29, 2000
                           Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           I.C. Isaacs & Company, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                                     52-1377061
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


          3840 Bank Street
        Baltimore, Maryland                              21224-2522
(Address of principal executive offices)                 (Zip Code)

    I.C. ISAACS & COMPANY, INC. AMENDED AND RESTATED 1997 OMNIBUS STOCK PLAN
                              (Full title of plan)

(Name, address and telephone
 number of agent for service)                             (Copy to:)
     EUGENE C. WIELEPSKI                        EARL S. WELLSCHLAGER, ESQUIRE
 I.C. Isaacs & Company, Inc.                  Piper Marbury Rudnick & Wolfe LLP
      3840 Bank Street                                 6225 Smith Avenue
 Baltimore, Maryland 21224-2522                  Baltimore, Maryland 21209-3600
       (410) 342-8200                                    (410) 580-3000


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                             Proposed            Proposed
                                          Amount              Maximum             Maximum            Amount of
                                           to be             Offering            Aggregate         Registration
     Title of Securities to be          Registered       Price Per Unit (3)   Offering Price (3)        Fee (3)
            Registered
--------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.0001        600,000 (1)(2)         $1.63               $978,000              $260
per share
====================================================================================================================

(1) An aggregate of 1,100,000 shares of Common Stock may be offered or issued pursuant to the Amended and Restated 1997 Omnibus Stock Plan, 500,000 of which were previously registered on Form S-8 (File No. 333-63871), and 600,000 of which are registered on this Form S-8.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(3) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of I.C. Isaacs & Company, Inc. Common Stock reported on the Nasdaq National Market on September 25, 2000 (i.e., $1.63 per share). Pursuant to General Instruction E of Form S-8, the registration fee is calculated with respect to the additional securities registered on this Form S-8 only.

                           INCORPORATION BY REFERENCE

     In accordance with General Instruction E to Form S-8, the contents of the Registration Statement filed by I.C. Isaacs & Company, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") (File No. 333-63871), with respect to securities offered pursuant to the I.C. Isaacs & Company, Inc. 1997 Omnibus Stock Plan, is hereby incorporated by reference.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                                    EXHIBITS

EXHIBIT
NUMBER                       DESCRIPTION
------

4.1 I.C. Isaacs & Company, Inc. Amended and Restated 1997 Omnibus Stock Plan (incorporated by reference to the Company's Schedule 14A, Definitive Proxy Statement, filed with the Commission on April 22, 1999 (File No. 000-23379)

4.2 Amended and Restated Certificate of Incorporation (incorporated by reference to the Exhibits to the Company's Registration Statement on Form S-1, dated October 3, 1997 (File No. 333-37155), as amended)

4.3 Amended and Restated Bylaws (incorporated by reference to the Exhibits to the Company's Registration Statement on Form S-1, dated October 3, 1997 (File No. 333-37155), as amended)

 5.0 Opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                Consent of Counsel (contained in Exhibit 5.0)

23.2 Consent of Independent Certified Public Accountants (filed herewith)

24.0                Power of Attorney (included on Signature Page)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on this Form S-8 Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on the 29th day of September, 2000.

                                      I.C. ISAACS & COMPANY, INC.



                                      By:/s/ Robert J. Arnot
                                         ---------------------------------
                                         Robert J. Arnot
                                         Chairman of the Board, President and
                                         Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of I.C. Isaacs & Company, Inc., a Delaware corporation, constitute and appoint Robert J. Arnot and Eugene C. Wielepski, and each of them acting alone, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or all of them, to sign for the undersigned and in their respective names as directors and officers of I.C. Isaacs & Company, Inc., a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the Amended and Restated 1997 Omnibus Stock Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                     Title                                        Date
---------                                                     -----                                        ----

/s/ Robert J. Arnot                               Chairman of the Board, President,                 September 29, 2000
---------------------------------             Chief Executive Officer and Director
Robert J. Arnot                                   (Principal Executive Officer)


/s/ Eugene C. Wielepski                      Vice President, Chief Financial Officer                September 29, 2000
---------------------------------                          and Director
Eugene C. Wielepski                        (Principal Financial and Accounting Officer)



/s/ Neal J. Fox                                              Director                               September 29, 2000
---------------------------------
Neal J. Fox


/s/ Daniel J. Gladstone                                      Director                               September 29, 2000
---------------------------------
Daniel J. Gladstone


/s/ Jon Hechler                                              Director                               September 29, 2000
---------------------------------
Jon Hechler


/s/ Anthony J. Marterie                                      Director                               September 29, 2000
---------------------------------
Anthony J. Marterie


/s/ Thomas P. Ormandy                                        Director                               September 29, 2000
---------------------------------
Thomas P. Ormandy


/s/ Ronald S. Schmidt                                        Director                               September 29, 2000
---------------------------------
Ronald S. Schmidt


                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------


4.1 I.C. Isaacs & Company, Inc. Amended and Restated 1997 Omnibus Stock Plan (incorporated by reference to the Company's Schedule 14A, Definitive Proxy Statement, filed with the Commission on April 22, 1999 (File No. 000-23379))

4.2 Amended and Restated Certificate of Incorporation (incorporated by reference to the Exhibits to the Company's Registration Statement on Form S-1, dated October 3, 1997 (File No. 333-37155), as amended)

4.3 Amended and Restated Bylaws (incorporated by reference to the Exhibits to the Company's Registration Statement on Form S-1, dated October 3, 1997 (File No. 333-37155), as amended)

5.0 Opinion of Piper Marbury Rudnick & Wolfe LLP, counsel for the Registrant, regarding the legal validity of the shares of Common Stock being registered for issuance under the Plan (filed herewith)

23.1                Consent of Counsel (contained in Exhibit 5.0)

23.2                Consent of Independent Public Accountants (filed herewith)

24.0                Power of Attorney (included on Signature Page)